Exhibit 10.2
                                                                    ------------

                               SECURITY AGREEMENT
                               ------------------

         SECURITY AGREEMENT (this "Security Agreement"), dated as of April 9, 2002, among FACTORY CARD & PARTY OUTLET CORP. (f/k/a Factory Card Outlet Corp.), a Delaware corporation ("FCO") and FACTORY CARD OUTLET OF AMERICA LTD., an Illinois corporation ("FCOA"; and together with the FCO, sometimes collectively referred to herein as "Grantors" and individually as "Grantor") in favor of WILLIAM KAYE, as Collateral Trustee (as defined in the Plan as hereinafter defined) for the benefit of the holders of the Trade Conversion Notes and the holders of Allowed General Unsecured Claims. Capitalized terms used and not otherwise defined in this Security Agreement have their respective meanings set forth in the Plan. All other terms contained in this Security Agreement, unless the context indicates otherwise, have the meanings set forth in the Code (as hereinafter defined).

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, pursuant to the terms of the Grantors' Amended Joint Plan of Reorganization, dated February 5, 2002, confirmed by order of the United States Bankruptcy Court for the District of Delaware (as amended, supplemented or modified from time to time, the "Plan"), the Grantors have executed and delivered to the Trade Conversion Participants the Trade Conversion Notes;

         WHEREAS, pursuant to the Plan, the Grantors have agreed to grant to the Collateral Trustee, for the benefit of the holders of the Trade Conversion Notes, as security for the Trade Conversion Notes, a second priority Lien (as hereinafter defined) upon all property of the Grantors constituting Collateral (as hereinafter defined);

         WHEREAS, pursuant to the Plan, each holder of an Allowed General Unsecured Claim is to receive a Pro Rata Share of the Extended Creditor Payment Amount;

         WHEREAS, pursuant to the Plan, the Grantors have agreed to grant to the Collateral Trustee, for the benefit of the holders of Allowed General Unsecured Claims, as security for the Extended Creditor Payment Obligation, a third priority Lien upon the Collateral;

         WHEREAS, the Grantors and the Collateral Trustee have entered into the Collateral Trust Agreement, dated as of the date hereof, pursuant to which the Collateral Trustee will administer the Collateral for the benefit of the holders of the Trade Conversion Notes and the holders of General Unsecured Claims;

         WHEREAS, pursuant to the Plan and the terms of the Loan and Security Agreement, dated on or about the date hereof, by and among the FOCA, as Borrower, Wells Fargo Retail Finance, LLC, as Agent (the "Agent"), and the other Senior Lenders (as defined therein) (as the same may now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Senior Credit Agreement"), the Grantors have granted to the Lender, as security for the obligations under the Senior Credit Agreement), a first priority Lien upon the Collateral; and

         WHEREAS, the Agent, the Collateral Trustee and the Grantors have entered into a Subordination and Intercreditor Agreement, dated as of the date hereof, pursuant to which the Liens granted hereunder are subordinate to the Liens granted to the Senior Lenders as security for the obligations under the Senior Credit Agreement (as amended, supplemented or otherwise modified, the "Intercreditor Agreement").

         WHEREAS, this Security Agreement is subject to the terms of the Intercreditor Agreement, dated on or about the date hereof, between the Lender and the Collateral Trustee;

         NOW THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Collateral Trustee, for the benefit of the holders of the Trade Conversion Notes and the holders of the Allowed General Unsecured Claims, as follows:

1. DEFINED TERMS. For the purposes of this Security Agreement, the following terms have the following meanings:

         "Account Debtor" means any Person who may become obligated to any Grantor under, with respect to, or on account of, an Account, Chattel Paper or General Intangibles (including a payment intangible).

         "Accounts" means all "accounts," as such term is defined in the Code, now owned or hereafter acquired by any Grantor, including (a) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, or Instruments), (including any such obligations that may be characterized as an account under the Code), (b) all of each Grantor's rights in, to and under all purchase orders or receipts for goods or services, (c) all of each Grantor's rights to any goods represented by any of the foregoing (including unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), (d) all rights to payment due to any Grantor for property sold, leased, licensed, assigned or otherwise disposed of, for a policy of insurance issued or to be issued, for a secondary obligation incurred or to be incurred, for energy provided or to be provided, for the use or hire of a vessel under a charter or other contract, arising out of the use of a credit card or charge card, or for services rendered or to be rendered by such Grantor or in connection with any other transaction (whether or not yet earned by performance on the part of such Grantor) and (e) all collateral security of any kind, given by any Account Debtor or any other Person with respect to any of the foregoing.

         "Chattel Paper" means any "chattel paper," as such term is defined in the Code, including electronic chattel paper, now owned or hereafter acquired by any Grantor.


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

         "Code" means the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in the State of New York; provided, that to the extent that the Code is used to define any term herein and such term is defined differently in different Articles or Divisions of the Code, the definition of such term, if any, contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, the Collateral Trustee's Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term "Code" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

         "Documents" means all "documents," as such term is defined in the Code, now owned or hereafter acquired by any Grantor, wherever located.

         "Equipment" means all "equipment," as such term is defined in the Code, now owned or hereafter acquired by any Grantor, wherever located and, in any event, including all such Grantor's machinery and equipment, including processing equipment, conveyors, data processing and computer equipment, including embedded software and peripheral equipment and office machinery, furniture, materials handling equipment, tools, attachments, accessories, automotive equipment, trailers, trucks, forklifts, molds, dies, stamps, motor vehicles, rolling stock and other equipment of every kind and nature, trade fixtures and fixtures not forming a part of real property, together with all additions and accessions thereto, replacements therefor, all parts therefor, all substitutes for any of the foregoing, fuel therefor, and all manuals, drawings, instructions, warranties and rights with respect thereto, and all products and proceeds thereof and condemnation awards and insurance proceeds with respect thereto.

         "Event of Default" means an Event of Default as defined in the Trade Conversion Notes.

         "General Intangibles" means all "general intangibles," as such term is defined in the Code, now owned or hereafter acquired by any Grantor, including all right, title and interest that such Grantor may now or hereafter have in or under any contract, all payment intangibles, customer lists, licenses, copyrights, trademarks, patents, and all applications therefor and reissues, extensions or renewals thereof, rights in intellectual property, interests in partnerships, joint ventures and other business associations, licenses, permits, trade secrets, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials and records, goodwill (including the goodwill associated with any trademark or trademark license), all rights and claims in or under insurance policies (including insurance for fire, damage, loss and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life, key man and business interruption insurance, and all unearned premiums), uncertificated securities,


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chooses in action, deposit, checking and other bank accounts, rights to receive tax refunds and other payments, rights to receive dividends, distributions, cash, Instruments and other property in respect of or in exchange for pledged stock and Investment Property, rights of indemnification, all books and records, correspondence, credit files, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of such Grantor or any computer bureau or service company from time to time acting for such Grantor.

         "Goods" means all "goods" as defined in the Code, now owned or hereafter acquired by any Grantor, wherever located, including embedded software to the extent included in "goods" as defined in the Code.

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Instruments" means all "instruments," as such term is defined in the Code, now owned or hereafter acquired by any Grantor, wherever located, and, in any event, including all certificated securities, all certificates of deposit, and all promissory notes and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

         "Intellectual Property Security Agreement" means the Intellectual Property Security Agreement made in favor of the Collateral Trustee by each applicable Grantor.

         "Inventory" means all "inventory," as such term is defined in the Code, now owned or hereafter acquired by any Grantor, wherever located, and in any event including inventory, merchandise, goods and other personal property that are held by or on behalf of any Grantor for sale or lease or are furnished or are to be furnished under a contract of service, or that constitute raw materials, work in process, finished goods, returned goods, or materials or supplies of any kind, nature or description used or consumed or to be used or consumed in such Grantor's business or in the processing, production, packaging, promotion, delivery or shipping of the same, including all supplies and embedded software.

         "Investment Property" means all "investment property" as such term is defined in the Code now owned or hereafter acquired by any Grantor, wherever located, including (a) all securities, whether certificated or uncertificated, including stocks, bonds, interests in limited liability companies, partnership interests, treasuries, certificates of deposit, and mutual fund shares; (b) all securities entitlements of any Grantor, including the rights of any Grantor to any securities account and the financial assets held by a securities intermediary in such securities account and any free credit balance or other money owing by any securities intermediary with respect to that account; (c) all securities accounts of any Grantor; (d) all commodity contracts of any Grantor; and (e) all commodity accounts held by any Grantor.


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

         "Letter-of-Credit Rights" means letter-of-credit rights as such term is defined in the Code, now owned or hereafter acquired by any Grantor, including rights to payment or performance under a letter of credit, whether or not such Grantor, as beneficiary, has demanded or is entitled to demand payment or performance.

         "Lien" means any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Code or comparable law of any jurisdiction).

         "Obligations" means, at any time, whether or not due and payable at such time, all obligations, liabilities and indebtedness, whether matured or unmatured, of any Grantor arising out of or evidenced by the Trade Conversion Agreement, any of the Trade Conversion Notes, the Extended Creditor Payment Obligation, any Collateral Document or the Collateral Trust Agreement, whether as principal, interest, or expenses, including, without limitation, the reasonable fees and disbursements of the Collateral Trustee and the reasonable disbursements of the Committee payable pursuant to this Security Agreement, and the reasonable fees and disbursements of the respective counsel to the Collateral Trustee and the Committee and of the accountants to the Committee, payable pursuant to the Trade Conversion Agreement, any of the Trade Conversion Notes, the Collateral Trust Agreement or this Security Agreement.

         "Permitted Encumbrances" means (i) Permitted Liens under and as defined in the Working Capital Facility, (ii) Liens to secure purchase money obligations, (iii) Liens to secure additional indebtedness for borrowed money in a principal amount not to exceed $3,000,000, (iv) Liens granted to secure the Working Capital Facility, (v) Liens granted under this Security Agreement, and
(vi) Liens that would be prior to the Liens in favor of the Collateral Trustee as a matter of law.

         "Proceeds" means "proceeds," as such term is defined in the Code, including (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to any Grantor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to any Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of governmental authority), (c) any claim of any Grantor against third parties for past, present or future infringement or dilution of any trademark or trademark license, or for injury to the goodwill associated with any trademark or trademark license, (d) any recoveries by any Grantor against third parties with respect to any litigation or dispute concerning any of the Collateral including claims arising out of the loss or nonconformity of, interference with the use of, defects in, or infringement of rights in, or damage to, Collateral, (e) all amounts collected on, or distributed on account of, other Collateral, including dividends, interest, distributions and Instruments with respect to Investment


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

Property, and (f) any and all other amounts, rights to payment or other property acquired upon the sale, lease, license, exchange or other disposition of Collateral and all rights arising out of Collateral.

         "Software" means all "software" as such term is defined in the Code, now owned or hereafter acquired by any Grantor, other than software embedded in any category of goods, including all computer programs and all supporting information provided in connection with a transaction related to any program.

         "Supporting Obligations" means all supporting obligations as such term is defined in the Code, including letters of credit and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments, or Investment Property.

         "Uniform Commercial Code jurisdiction" means any jurisdiction that has adopted all or substantially all of Article 9 as contained in the 2000 Official Text of the Uniform Commercial Code, as recommended by the National Conference of Commissioners on Uniform State Laws and the American Law Institute, together with any subsequent amendments or modifications to the Official Text.

2.       GRANT OF LIEN.

         (a) To secure the prompt and complete payment, performance and observance of all of the Obligations, each Grantor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Collateral Trustee a Lien upon all of its right, title and interest in, to and under all personal property, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor (including under any trade names, styles or derivations thereof), and whether owned or consigned by or to, or leased from or to, such Grantor, and regardless of where located (all of which being hereinafter collectively referred to as the "Collateral"), including:

                  (i)      all Accounts;

                  (ii)     all Chattel Paper;

                  (iii)    all Documents;

                  (iv) all General Intangibles (including payment intangibles and Software);

                  (v)      all Goods (including Inventory and Equipment);

                  (vi)     all Instruments;

                  (vii)    all Investment Property;

                  (viii)   all money, cash or cash equivalents of any Grantor;



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                  (ix)     all Supporting Obligations and Letter-of-Credit
                           Rights of any Grantor; and

                  (x) to the extent not otherwise included, all Proceeds, tort claims, insurance claims and other rights to payments not otherwise included in the foregoing and products of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing.

         (b) In addition, to secure the prompt and complete payment, performance and observance of the Obligations and in order to induce the Collateral Trustee as aforesaid, each Grantor hereby grants to the Collateral Trustee a right of set-off against the property of such Grantor held by the Collateral Trustee, consisting of property described above in Section 2(a) now or hereafter in the possession or custody of or in transit to the Collateral Trustee, for any purpose, including collection or pledge, for the account of such Grantor, or as to which such Grantor may have any right or power.

3. THE COLLATERAL TRUSTEE'S RIGHTS; LIMITATIONS ON THE COLLATERAL TRUSTEE'S OBLIGATIONS.

         (a) It is expressly agreed by Grantors that, anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of its contracts and each of its licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder. The Collateral Trustee shall not have any obligation or liability under any contract or license by reason of or arising out of this Security Agreement or the granting herein of a Lien thereon or the receipt by the Collateral Trustee of any payment relating to any contract or license pursuant hereto. The Collateral Trustee shall not be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any contract or license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any contract or license, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

         (b) The Collateral Trustee may at any time after an Event of Default has occurred and is continuing, without prior notice to any Grantor, notify Account Debtors that payments shall be made directly to the Collateral Trustee. At any time after an Event of Default has occurred and is continuing, upon the request of the Collateral Trustee, each Grantor shall so notify Account Debtors and other Persons obligated on Collateral. Once any such notice has been given to any Account Debtor or other Person obligated on the Collateral, the affected Grantor shall not give any contrary instructions to such Account Debtor or other Person without the Collateral Trustee's prior written consent.

         (c) The Collateral Trustee may at any time, after an Event of Default has occurred and is continuing, in the Collateral Trustee's own name, in the name of a nominee of the Collateral Trustee or in the name of any Grantor


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communicate (by mail, telephone, facsimile or otherwise) with Account Debtors, parties to contracts and obligors in respect of Instruments to verify with such Persons, to the Collateral Trustee's satisfaction, the existence, amount terms of, and any other matter relating to, Accounts, Instruments, Chattel Paper and/or payment intangibles. If an Event of Default shall have occurred and is continuing, each Grantor, at its own expense, shall deliver to the Collateral Trustee the results of each physical verification, if any, which such Grantor may in its discretion have made, or caused any other Person to have made on its behalf, of all or any portion of its Inventory.

4. REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants to the Collateral Trustee, as of the Effective Date that:

         (a) Each Grantor has rights in and the power to transfer each item of the Collateral upon which it purports to grant a Lien hereunder free and clear of any and all Liens other than Permitted Encumbrances.

         (b) No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed (i) by any Grantor in favor of the Collateral Trustee pursuant to this Security Agreement and (ii) in connection with any other Permitted Encumbrances.

         (c) This Security Agreement is effective to create a valid and continuing Lien on and, upon the filing of the appropriate financing statements listed on Schedule I hereto, a perfected Lien in favor of the Collateral Trustee in the Collateral with respect to which a Lien may be perfected by filing pursuant to the Code. Such Lien is prior to all other Liens, except (i) Permitted Encumbrances, and (ii) as provided in the Intercreditor Agreement, and is enforceable as such as against any and all creditors of and purchasers from any Grantor (other than purchasers and lessees of Inventory in the ordinary course of business). All action by any Grantor necessary or desirable to protect and perfect such Lien on each item of the Collateral has been duly taken.

         (d) Each Grantor's name as it appears in official filings in the state of its incorporation, the type of entity of each Grantor, organizational identification number issued by each Grantor's state of incorporation or a statement that no such number has been issued, each Grantor's state of incorporation, the location of each Grantor's chief executive office, principal place of business, offices, all warehouses and premises where Collateral is stored or located, and the locations of its books and records concerning the Collateral are set forth on Schedule II-A and Schedule II-B, respectively, hereto. Each Grantor has only one state of incorporation or organization.

         (e) With respect to the Accounts, (i) they represent bona fide sales of Inventory to Account Debtors in the ordinary course of each Grantor's business, and (ii) to each Grantor's knowledge, there are no facts, events or occurrences which in any way impair the validity or enforceability thereof or could reasonably be expected to reduce the amount payable thereunder as shown on any


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Grantor's books and records. Further with respect to such Accounts the amounts shown on all invoices and statements are actually and absolutely owing to such Grantor as indicated thereon and are not in any way contingent.

         (f) With respect to Inventory, (i) such Inventory is located at one of the applicable Grantor's locations set forth on Schedule II-A and Schedule II-B hereto, as applicable, and (ii) the applicable Grantor has good, indefeasible and merchantable title to such Inventory and such Inventory is not subject to any Lien or security interest or document whatsoever except for the Lien granted to the Collateral Trustee and except for Permitted Encumbrances.

         (g) No Grantor has any interest in, or title to, trademark except as set forth in Schedule III hereto. This Security Agreement is effective to create a valid and continuing Lien on, and upon filing of, the Intellectual Property Security Agreement with the United State Patent and Trademark Office, perfected Liens in favor of the Collateral Trustee on each Grantor's Trademarks and such perfected Liens are enforceable as such as against any and all creditors of and purchasers from any Grantor. Upon filing of the Intellectual Property Security Agreement with the United State Patent and Trademark Office and the filing of appropriate financing statements listed on Schedule I hereto, all action necessary or desirable to protect and perfect the Collateral Trustee's Lien on each Grantor's Trademarks shall have been duly taken.

5. COVENANTS. Each Grantor covenants and agrees with the Collateral Trustee that so long as any of the Obligations shall remain outstanding:

(a)      Further Assurances.

         (i) At any time and from time to time, upon the written request of the Collateral Trustee and at the sole expense of Grantors, each Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as the Collateral Trustee may deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted.

         (ii) Each Grantor hereby irrevocably authorizes the Collateral Trustee at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that indicate the Collateral and contain any other information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement or amendment. Each Grantor also ratifies its authorization for the Collateral Trustee to have filed in any Uniform Commercial Code jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.


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

         (b) Maintenance of Records. Grantors shall keep and maintain, at their own cost and expense, satisfactory and complete records of the Collateral, including a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the Collateral. Grantors shall mark their books and records pertaining to the Collateral to evidence this Security Agreement and the Liens granted hereby.

         (c) Covenants Regarding Trademark Collateral. Grantors shall take all actions necessary to maintain the registration of each of the Trademarks (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings, unless the applicable Grantor shall determine that such Trademark is not material to the conduct of its business.

         (d) Indemnification. In any suit, proceeding or action brought by the Collateral Trustee relating to any Collateral for any sum owing with respect thereto or to enforce any rights or claims with respect thereto, each Grantor will save, indemnify and keep the Collateral Trustee harmless from and against all expense (including reasonable attorneys' fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the Account Debtor or other Person obligated on the Collateral, arising out of a breach by any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from such Grantor, except to the extent such expense, loss, or damage is attributable solely to the gross negligence or willful misconduct of the Collateral Trustee as finally determined by a court of competent jurisdiction. All such obligations of Grantors shall be and remain enforceable against and only against Grantors and shall not be enforceable against the Collateral Trustee.

         (e) Compliance with Agreements Relating to Collateral. In all material respects, each Grantor will perform and comply with all obligations in respect of the Collateral and all other agreements to which it is a party or by which it is bound relating to the Collateral.

         (f) Limitation on Liens on Collateral. No Grantor will create, permit or suffer to exist, and each Grantor will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Encumbrances (which Permitted Encumbrances specified in clauses
(i), (ii), (iii), (iv) and (vi) of the definition of Permitted Encumbrances may be prior to the Liens granted hereby), and will defend the right, title and interest of the Collateral Trustee in and to any of such Grantor's rights under the Collateral against the claims and demands of all Persons whomsoever.

         (g) Further Identification of Collateral. After the occurrence and during the continuance of an Event of Default, Grantors will, if so requested by the Collateral Trustee, furnish to the Collateral Trustee such information with


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

respect to the Collateral as the Collateral Trustee from time to time may reasonably request.

         (h) Receipt of Notice of Default Under Working Capital Facility. Grantors will notify the Collateral Trustee within three (3) Business Days of receipt of a notice of an Event of Default under and as defined in the Working Capital Facility.

6. THE COLLATERAL TRUSTEE'S APPOINTMENT AS ATTORNEY-IN-FACT.

         Each Grantor shall execute and deliver to the Collateral Trustee together with this Security Agreement a power of attorney (the "Power of Attorney") substantially in the form attached hereto as Exhibit A. The power of attorney granted pursuant to the Power of Attorney is a power coupled with an interest and shall be irrevocable until all Obligations are paid and performed in full. The powers conferred on the Collateral Trustee under the Power of Attorney are solely to protect the Collateral Trustee's interests in the Collateral and shall not impose any duty upon the Collateral Trustee to exercise any such powers. The Collateral Trustee agrees that (a) except for the powers granted in clause (h) of the Power of Attorney, he shall not exercise any power or authority granted under the Power of Attorney unless an Event of Default has occurred and is continuing, and (b) the Collateral Trustee shall account for any moneys received by the Collateral Trustee in respect of any foreclosure on or disposition of Collateral pursuant to the Power of Attorney provided that the Collateral Trustee shall have no duty as to any Collateral, and the Collateral Trustee shall be accountable only for amounts that it actually receives as a result of the exercise of such powers. NONE OF THE COLLATERAL TRUSTEE OR HIS EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO ANY GRANTOR FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, NOR FOR ANY PUNITIVE EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

7. REMEDIES; RIGHTS UPON DEFAULT.

         (a) In addition to all other rights and remedies granted to him under this Security Agreement, the Collateral Trust Agreement, and under any other instrument or agreement securing, evidencing or relating to any of the Obligations, if any Event of Default shall have occurred and be continuing, the Collateral Trustee may exercise all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event the Collateral Trustee, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon such Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the

Code and other applicable law), may forthwith enter upon the premises of such Grantor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving such Grantor or any other Person notice and opportunity for a hearing on the Collateral Trustee's claim or action and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. the Collateral Trustee shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Grantor hereby releases. Such sales may be adjourned and continued from time to time with or without notice. The Collateral Trustee shall have the right to conduct such sales on any Grantor's premises or elsewhere and shall have the right to use any Grantor's premises without charge for such time or times as the Collateral Trustee deems necessary or advisable.

         If any Event of Default shall have occurred and be continuing, each Grantor further agrees, at the Collateral Trustee's request, to assemble the Collateral and make it available to the Collateral Trustee at a place or places designated by the Collateral Trustee which are reasonably convenient to the Collateral Trustee and such Grantor, whether at such Grantor's premises or elsewhere. Until the Collateral Trustee is able to effect a sale, lease, or other disposition of Collateral, the Collateral Trustee shall have the right to hold or use Collateral, or any part thereof, to the extent that he deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by the Collateral Trustee. The Collateral Trustee shall have no obligation to any Grantor to maintain or preserve the rights of such Grantor as against third parties with respect to Collateral while Collateral is in the possession of the Collateral Trustee. The Collateral Trustee may, if he so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Collateral Trustee's remedies without prior notice or hearing as to such appointment. The Collateral Trustee shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Obligations as provided in the Collateral Trust Agreement, and only after so paying over such net proceeds, and after the payment by the Collateral Trustee of any other amount required by any provision of law, need the Collateral Trustee account for the surplus, if any, to any Grantor. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against the Collateral Trustee arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence or willful misconduct of the Collateral Trustee as finally determined by a court of competent jurisdiction. Each Grantor agrees that twenty (20) days prior notice by the Collateral Trustee of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Grantors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations, including any attorneys' fees and other expenses incurred by the Collateral Trustee to collect such deficiency.

         (b) Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

         (c) The Collateral Trustee shall not be required to make any demand upon, or pursue or exhaust any of his rights or remedies against, any Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Obligations or to pursue or exhaust any of his rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof. The Collateral Trustee shall not be required to marshal the Collateral or to resort to the Collateral in any particular order, and all of his rights hereunder shall be cumulative. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Collateral Trustee, any valuation, stay, appraisement, extension, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise.

8. GRANT OF LICENSE TO USE TRADEMARK COLLATERAL. For the purpose of enabling the Collateral Trustee to exercise rights and remedies under Section 7 hereof (including, without limiting the terms of Section 7 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time as the Collateral Trustee shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Trustee, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any Trademark now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

9. LIMITATION ON THE COLLATERAL TRUSTEE'S DUTY IN RESPECT OF COLLATERAL. The Collateral Trustee shall use reasonable care with respect to the Collateral in his possession or under his control. The Collateral Trustee shall not have any other duty as to any Collateral in his possession or control or in the possession or control of any agent or nominee of the Collateral Trustee, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

10. REINSTATEMENT. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

11. NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Collateral Trust Agreement.

12. SEVERABILITY. Whenever possible, each provision of this Security Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. This Security Agreement is to be read, construed and applied together with the Trade Conversion Agreement, the Trade Conversion Notes and Collateral Trust Agreement which, taken together, set forth the complete understanding and agreement of the Collateral Trustee and Grantors with respect to the matters referred to herein and therein.

13. NO WAIVER; AMENDMENT; CUMULATIVE REMEDIES. The Collateral Trustee shall not by any act, delay, omission or otherwise be deemed to have waived any of his rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Collateral Trustee and then only to the extent therein set forth. A waiver by the Collateral Trustee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Trustee would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Collateral Trustee, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Collateral Trustee and Grantors.

14. LIMITATION BY LAW. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

15. TERMINATION OF THIS SECURITY AGREEMENT. Subject to Section 10 hereof, this Security Agreement shall terminate upon the payment and performance in full of the Obligations.

16. SUCCESSORS AND ASSIGNS. This Security Agreement and all obligations of Grantors hereunder shall be binding upon the successors and assigns of each Grantor (including any debtor-in-possession on behalf of such Grantor) and shall, together with the rights and remedies of the Collateral Trustee hereunder, inure to the benefit of the Collateral Trustee, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the Lien granted to the Collateral Trustee hereunder. No Grantor may assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Security Agreement.

17. COUNTERPARTS. This Security Agreement may be authenticated in any number of separate counterparts, each of which shall collectively and separately constitute one and the same agreement. This Security Agreement may be authenticated by manual signature or facsimile, each of which shall be equally valid.

18. GOVERNING LAW. THIS SECURITY AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

19. WAIVER OF JURY TRIAL AND SETOFF; CONSENT TO JURISDICTION. (a) In any litigation in any court with respect to, in connection with, or arising out of this Security Agreement, the Collateral, or any instrument or document evidencing any of the Obligations, or the validity, protection, interpretation, collection or enforcement hereof or thereof, or any other claim or dispute howsoever arising, between any Grantor on the one hand and the Collateral Trustee on the other hand, each Grantor, to the fullest extent it may effectively do so, (i) waives the right to interpose any setoff, recoupment, counterclaim or cross-claim in connection with any such litigation, irrespective of the nature of such setoff, recoupment, counterclaim or cross-claim, unless such setoff, recoupment, counterclaim or cross-claim could not, by reason of any applicable Federal or State procedural laws, be interposed, pleaded or alleged in any other action and (ii) WAIVES TRIAL BY JURY IN CONNECTION WITH ANY SUCH LITIGATION AND ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION

ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH GRANTOR AGREES THAT THIS SECTION 19(a) IS A SPECIFIC AND MATERIAL ASPECT OF THIS SECURITY AGREEMENT AND ACKNOWLEDGES THAT THE COLLATERAL TRUSTEE ON BEHALF OF THE HOLDERS OF THE TRADE CONVERSION NOTES AND THE HOLDERS OF ALLOWED GENERAL UNSECURED CLAIMS WOULD NOT ENTER INTO THIS SECURITY AGREEMENT IF THIS SECTION 19(a) WERE NOT PART OF THIS SECURITY AGREEMENT.

(b) Each Grantor hereby irrevocably consents to the non-exclusive jurisdiction of the courts of the State of Illinois and of any Federal Court located in the City of Chicago, County of Cook in connection with any action or proceeding arising out of or relating to this Security Agreement, the Collateral, or any instrument or document evidencing any of the Obligations. In any such litigation, each Grantor waives, to the fullest extent it may effectively do so, personal service of any summons, complaint or other process and agrees that the service thereof may be made by certified or registered mail directed to the Grantor at its address for notice determined in accordance with Section 11 hereof. Each Grantor hereby waives, to the fullest extent it may effectively do so, the defenses of forum non conveniens and improper venue.

20. SECTION TITLES. The Section titles contained in this Security Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

21. NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.

22. ADVICE OF COUNSEL. Each of the parties represents to each other party hereto that it has discussed this Security Agreement and, specifically, the provisions of Section 18 and Section 19, with its counsel.

23. SECURITY AGREEMENT SUBJECT TO INTERCREDITOR AGREEMENT. This Security Agreement and the rights and remedies of the Collateral Trustee hereunder are subject to the terms and conditions of the Intercreditor Agreement.

         IN WITNESS WHEREOF, each of the Grantors has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                            FACTORY CARD & PARTY OUTLET CORP.
                            (f/k/a Factory Card Outlet Corp.)

                            By:  /s/ James D. Constantine
                                 ----------------------------------------------

                            Title:  Executive Vice President
                                    -------------------------------------------


                            FACTORY CARD OUTLET OF AMERICA LTD.

                            By:  /s/ James D. Constantine
                                 ----------------------------------------------

                            Title:  Executive Vice President
                                    -------------------------------------------



                            /s/ William Kaye
                            ---------------------------------------------------
                            WILLIAM KAYE

                                   SCHEDULE I
                                       TO
                               SECURITY AGREEMENT

                              FILING JURISDICTIONS
                              --------------------

FACTORY CARD & PARTY OUTLET                 FACTORY CARD OUTLET OF
---------------------------                 -----------------------------------
CORP. (f/k/a Factory Card Outlet Corp.)     AMERICA LTD.
---------------------------------------     ------------

Delaware                                    Illinois

                                  SCHEDULE II-A
                                       TO
                               SECURITY AGREEMENT

                  SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
                    AND RECORDS CONCERNING THE COLLATERAL OF
                        FACTORY CARD & PARTY OUTLET CORP.
                        (F/K/A FACTORY CARD OUTLET CORP.)
                        ---------------------------------


1.       Grantor's official name: Factory Card & Party Outlet Corp.

2.       Type of entity: For Profit.

3. Organizational identification number issued by Grantor's state of incorporation or a statement that no such number has been issued: No organization identification number has been issued from the state of Delaware.

4. State or Incorporation or Organization of Factory Card & Party Outlet Corp. (f/k/a Factory Card Outlet Corp.).: State of Incorporation is Delaware.

5. Chief Executive Office and principal place of business of Factory Card & Party Outlet Corp. (f/k/a Factory Card Outlet Corp.).:

Chief Executive Office is:

Factory Card Outlet
2727 Diehl Road
Naperville, IL  60563

6. Corporate Offices of Factory Card & Party Outlet Corp. (f/k/a Factory Card Outlet Corp.).: See #5.

7.       Warehouses: See #5.

8.       Other Premises at which Collateral is Stored or Located: See #5.

9.       Locations of Records Concerning Collateral: See #5.

                                  SCHEDULE II-B
                                       TO
                               SECURITY AGREEMENT

                  SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
                    AND RECORDS CONCERNING THE COLLATERAL OF
                       FACTORY CARD OUTLET OF AMERICA LTD.
                       -----------------------------------


1.       Grantor's official name: Factory Card Outlet of America Ltd.

2.       Type of entity: For Profit.

3. Organizational identification number issued by Grantor's state of incorporation or a statement that no such number has been issued:
         2320-1126

4. State or Incorporation or Organization of Factory Card Outlet of America Ltd: Illinois

5. Chief Executive Office and principal place of business of Factory Card Outlet of America Ltd:

         Chief Executive Office is:

         Factory Card Outlet
         2727 Diehl Road
         Naperville, IL  60563

6.       Corporate Offices of Factory Card Outlet of America Ltd : See #5.

7.       Warehouses: See #5.

8.       Other Premises at which Collateral is Stored or Located: See #5.

9.       Locations of Records Concerning Collateral: See #5.

                                  SCHEDULE III
                                       TO
                               SECURITY AGREEMENT

                                   TRADEMARKS
                                   ----------



                              Mark                Application/Registration No.
-------------------------------------------------------------------------------
FACTORY CARD OUTLET1                                        2,093,234
PARTY MANIA1                                                1,834,213
PARTY MANIA (AND DESIGN)1                                   1,834,212
FACTORY CARD & PARTY OUTLET1&2                             76/380,142
FACTORY CARD & PARTY OUTLET (AND DESIGN)1&2                76/380,143


KEY:
----

1) The Registrant for these registrations is Factory Card Outlet of America, Ltd. (an Illinois Corporation) not Factory Card
Outlet Corp.

2) Filed 3/8/2002 with Patent and Trademark Office

                                    EXHIBIT A

                                POWER OF ATTORNEY

         This Power of Attorney is executed and delivered by ______________________, a __________, corporation ("Grantor") to WILLIAM KAYE
(hereinafter referred to as "Attorney"), as the Collateral Trustee, under a Collateral Trust Agreement, Trade Conversion Notes and a Security Agreement, each dated as of April 9, 2002, and other related documents (the "Creditor Documents"). No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from Grantor as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and Grantor irrevocable waives any right to commence any suit or action, in law or equity, against any person or entity which acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest, and may not be revoked or canceled by Grantor without Attorney's written consent.

         Grantor hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated by Attorney), with full power of substitution, as Grantor's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, from time to time in Attorney's discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of the Creditor Documents and, without limiting the generality of the foregoing, Grantor hereby grants to Attorney the power and right, on behalf of Grantor, without notice to or assent by Grantor, and at any time, to do the following: (a) change the mailing address of Grantor, open a post office box on behalf of Grantor, open mail for Grantor, and ask, demand, collect, give acquittances and receipts for, take possession of, endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any property of Grantor; (b) effect any repairs to any asset of Grantor, or continue or obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies; (c) pay or discharge any taxes, liens, security interests, or other encumbrances levied or placed on or threatened against Grantor or its property;
(d) defend any suit, action or proceeding brought against Grantor if Grantor does not defend such suit, action or proceeding or if Attorney believes that Grantor is not pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem appropriate; (e) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by Attorney for the purpose of collecting any and all such moneys due to Grantor whenever payable and to enforce any other right in respect of Grantor's property; (f) cause the certified public accountants then engaged by Grantor to prepare and deliver to Attorney at any time and from time to time, promptly upon Attorney's request, the following reports: (i) a reconciliation of all accounts, (ii) an aging of all accounts, (iii) trial balances, (iv) test verifications of such accounts as Attorney may request, and (v) the results of each physical verification of inventory; (g) communicate in its own name with any party to any contract with regard to the assignment of the right, title and interest of such Grantor in and under any such contracts and other matters relating thereto; (h) to file such financing statements with respect to the Security Agreement, without Grantor's signature, or to file a photocopy of the Security Agreement in substitution for a financing statement, as the Collateral Trustee may deem appropriate; and (i) execute, in connection with any sale provided for in any Creditor Document, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral and to otherwise direct such sale or resale, all as though Attorney were the absolute owner of the property of Grantor for all purposes, and to do, at Attorney's option and Grantor's expense, at any time or from time to time, all acts and other things that Attorney reasonably deems necessary to perfect, preserve, or realize upon Grantor's property or assets and Attorney's Liens thereon, all as fully and effectively as Grantor might do. Grantor hereby ratifies, to the extent permitted by law, all that said Attorney shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney is executed by Grantor, and Grantor has caused its seal to be affixed pursuant to the authority of its board of directors this ______ day of ___________, 2002.

                                    GRANTOR:

                                    By:
                                         --------------------------------------

                                    Title:
                                            -----------------------------------

                            NOTARY PUBLIC CERTIFICATE

         STATE OF                           )
                                            )ss:
         COUNTY OF                          )


         On this _____ day of ______________, 2002 ____________________________,
who is personally known to me appeared before me in his/her capacity as the ______________________ of [Grantor] ("Grantor") and executed on behalf of Grantor the Power of Attorney in favor of WILLIAM KAYE, as Collateral Trustee, to which this Certificate is attached.




                                          ------------------------------
                                                    Notary Public













                                       3